Exhibit 23



          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-
66182, 333-04863, 333-03441, 333-06257, 333-18025.





                                   ARTHUR ANDERSEN LLP



December 19, 1997
New York, New York